Exhibit 99.1

FOR IMMEDIATE RELEASE

Western Union Introduces “Beyond” Strategy and

Provides Medium-Term Financial Outlook at Investor Day

•
Revenue expected to improve 20% over the next 3 years to $5B (at mid-point)
•
Adjusted earnings per share (EPS) expected to grow 30% over the next 3 years to $2.30 (at mid-point)
•
Digital first strategy to create a global two-sided financial services network
•
Consumer Services is expected to continue double-digit revenue growth

NEW YORK CITY, November 6, 2025: The Western Union Company (NYSE: WU) (“Western Union” or the “Company”) will host an Investor Day event in New York City today at 1:00 p.m. EST. The previously announced event will feature a presentation from Western Union’s executive management team and an overview of the Company's strategic outlook and growth plans. The Company is also providing its medium-term outlook.

“Our vision is for Western Union to make financial services accessible to people everywhere,” said Devin McGranahan, President and CEO of Western Union. “Over the past three years, we have evolved to become a digital-first company, enabled by our retail network, serving customers beyond remittance, all powered by our market-leading platform.”

“Looking ahead,” McGranahan continued, “we expect revenue to improve 20% to $5 billion by 2028. We have a clear, digital-first strategy, driving growth across channels, geographies and products to best meet our customers’ growing financial needs.”

Three-Year Financial Outlook

Today, the Company will share the foundation for the next chapter in Western Union’s evolution: Beyond. Beyond what customers and agents expect and Beyond traditional definitions of consumer remittances, including an expansion of its Digital Asset Network and its USDPT stablecoin strategy. Western Union will provide its medium-term financial outlook reflecting its new long-term strategy. The Company expects the following in 2028:

2028 Outlook Range
Revenue	$4.8 - $5.3 billion
Adjusted EPS*	$2.15 - $2.45

* The Company has not provided a quantitative reconciliation of forecasted adjusted earnings per share to forecasted GAAP earnings per share because the Company cannot, without unreasonable effort, calculate certain reconciling items with confidence due to the variability, complexity, and limited visibility of the adjusting items that would be excluded from forecasted earnings per share. These items include but are not limited to: severance costs; acquisition, separation, and integration costs; amortization and impairment of acquisition-related intangible assets; non-cash tax impacts of the Company’s international reorganization; and income taxes associated with these adjustments. The variability of these items could have a significant impact on the Company’s future GAAP financial results.

2025 Investor Day Webcast

The event will begin on November 6, 2025, at 1:00 p.m. Eastern Time and conclude at approximately 4:00 p.m. Eastern Time. A live webcast and presentation will be available at https://ir.westernunion.com. Registration for the event is required, so please register at least 15 minutes prior to the scheduled start time. A webcast replay will be available after the event.

About Western Union

The Western Union Company (NYSE: WU) is committed to helping people around the world who aspire to build financial futures for themselves, their loved ones and their communities. Our leading cross-border, cross-currency money movement, payments and digital financial services empower consumers, businesses, financial institutions and governments—across more than 200 countries and territories and over 130 currencies—to connect with billions of bank accounts, millions of digital wallets and cards, and a global footprint of hundreds of thousands of retail locations. Our goal is to offer accessible financial services that help people and communities prosper. For more information, visit www.westernunion.com.

Western Union Contacts:

Investor Relations:

Tom Hadley

WesternUnion.IR@westernunion.com

Media Relations:

Amanda Demarest

media@westernunion.com

Forward-Looking Statements

This press release contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as “expects,” “intends,” “targets,” “anticipates,” “believes,” “estimates,” “guides,” “provides guidance,” “provides outlook,” “projects,” “designed to,” and other similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” “could,” and “might” are intended to identify such forward-looking statements. Readers of this press release of The Western Union Company (the “Company,” “Western Union,” “we,” “our,” or “us”) should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2024, and in our subsequent filings with the Securities and Exchange Commission. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.

Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: changes in economic conditions, trade disruptions, or significantly slower growth or declines in the money transfer, payment service, and other markets in which we operate; interruptions in migration patterns or other events, such as public health emergencies, any changes arising as a result of policy changes in the United States and/or other key markets, civil unrest, war, terrorism, natural disasters, or non-performance by our banks, lenders, insurers, or other financial services providers; failure to compete effectively in the money transfer and payment service industry, including among other things, with respect to digital, mobile and internet-based services, card associations, and card-based payment providers, and with digital currencies, including cryptocurrencies; geopolitical tensions, political conditions and related actions, including trade restrictions, tariffs, and government sanctions; deterioration in customer confidence in our business; failure to maintain our agent network and business relationships; our ability to adopt new technology; the failure to realize anticipated financial benefits from mergers, acquisitions and divestitures; decisions to change our business mix; exposure to foreign exchange rates; changes in tax laws, or their interpretation, and unfavorable resolution of tax contingencies; cybersecurity incidents involving any of our systems or those of our vendors or other third parties; cessation of or defects in various services provided to us by third-party vendors; our ability to realize the anticipated benefits from restructuring-related initiatives; our ability to attract and retain qualified key employees; failure to manage credit and fraud risks presented by our agents, clients, and consumers; adverse rating actions by credit rating agencies; our ability to protect our intellectual property rights, and to defend ourselves against potential intellectual property infringement claims; material changes in the market value or liquidity of securities that we hold; restrictions imposed by our debt obligations; liabilities or loss of business resulting from a failure by us, our agents, or their subagents to comply with laws and regulations and regulatory or judicial interpretations thereof; increased costs or loss of business due to regulatory initiatives and changes in laws, regulations, and industry practices and standards; developments resulting from governmental investigations and consent agreements with, or investigations or enforcement actions by, regulators and other government authorities; liabilities resulting from litigation; failure to comply with regulations and evolving industry standards regarding data privacy; failure to comply with consumer protection laws; effects of unclaimed property laws or their interpretation or the enforcement thereof; failure to comply with working capital requirements; changes in accounting standards, rules and interpretations; and other unanticipated events and management’s ability to identify and manage these and other risks.